SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

January 26, 2004

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number, including area code)

ITEM 9.	Regulation FD Disclosure Projections and Earnings Estimates

On January 26, 2004, The Bank of New York Company, Inc. released the projections and earnings estimates contained in the materials filed herewith, at a presentation to financial analysts which are filed herewith as Exhibit 99.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2004

The Bank of New York Company, Inc. (Registrant)

By:	/s/ Thomas J. Mastro

Name:	Thomas J. Mastro
Title:	Comptroller

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EXHIBIT INDEX

Exhibit No.	Description

99	Materials containing projections and earnings estimates of The Bank of New York Company, Inc. as presented to financial analysts on January 26, 2004.

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